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           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES

                        SUPPLEMENT DATED MARCH 27, 2006
                                      TO
                         PROSPECTUS DATED MAY 2, 2005

The following replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS:" in the Prospectus.

Effective February 1, 2006, the Account's investment is managed by a team of portfolio managers, sector specialists and other investment professionals who work for both Salomon Brothers Asset Management Inc ("SBAM"), and Western Asset Management Company ("Western Asset"). SBAM and Western Asset are each wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with SBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, SBAM had approximately $79 billion in assets under management.

Western Asset was formed in January 1982, and had approximately $187 billion in assets under management as of December 31, 2005. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101.

The table below sets forth the names and business experience of the Account's portfolio manager.

Account                        Portfolio Manager         Business Experience
---------------------------------------------------------------------------------

THE TRAVELERS MONEY MARKET     Kevin Kennedy             Senior Portfolio Manager
ACCOUNT FOR VARIABLE ANNUITIES (Since February 1, 2006)
                               SBAM
                               399 Park Avenue
                               New York, New York 10043

Mr. Kevin Kennedy is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Kennedy joined Western Asset in 1993. Mr. Kennedy is Managing Director and Senior Portfolio Manager for the U.S. Liquidity/Government Group.

Date March 27, 2006